EXHIBIT 99.2

                     CERBERUS CAPITAL MANAGEMENT, L.P.
                       450 Park Avenue, 28{th} Floor
                         New York, New York  10022






May 17, 1999


Henry Burkhalter
President and Chief Executive Officer
Wireless One, Inc.
1080 River Oaks Drive
Jackson, Mississippi  39208

                Re:     DIP FINANCING COMMITMENT
                        ------------------------

Dear Henry:

Wireless One, Inc. (the "Parent"), debtor and debtor-in-possession under Title 11 of the United States Code (the "Bankruptcy Code"), and its subsidiaries and affiliates (together with the Parent, each a "Company" and collectively, the "Companies") (i) have advised Cerberus Capital Management, L.P. that the Parent will require debtor-in-possession financing to repay existing indebtedness of the Parent and for general working capital purposes of the Companies, and (ii) have requested that Cerberus Capital Management, L.P., or an affiliate (the "Lender") provide such financing. The Lender is pleased to advise you that the Lender is willing to provide the Companies with a term loan facility of up to
$36,050,000 (the "Financing Facility") substantially on the terms and conditions set forth in the Outline of Proposed Terms and Conditions attached hereto as Exhibit A (the "Term Sheet"). The obligations of the Companies under the Financing Facility will be secured by substantially all assets of the Companies including, without limitation, all accounts receivable, inventory, equipment, general intangibles and all other assets of the Companies. The Lender's commitment to provide the Financing
Facility is subject in all respects to satisfaction of the terms and conditions contained in this commitment letter and in the Term Sheet.

The Lender understands that the Bankruptcy Code and the applicable Bankruptcy Rules require the approval of, and entry of an order by, the United States Bankruptcy Court (the "Bankruptcy Court") having jurisdiction over the chapter 11 case of the Parent (the "Case") and at least 15 days' notice for approval of such financing pursuant to a final order by the Bankruptcy Court (the "Final Order") in form and substance satisfactory to the Lender.

The Parent acknowledges that the Term Sheet is intended as an outline only and does not purport to summarize all the conditions, covenants, representations, warranties and other provisions which would be contained in definitive legal documentation for the Financing Facility. The loan documentation for the Financing Facility will include, in addition to the provisions that are summarized in this commitment letter and the Term Sheet, provisions that, in the opinion of the Lender, are customary or typical for this type of financing transaction and are not inconsistent with the terms herein and in the Term Sheet.

By its execution hereof and its acceptance of the commitment contained herein, the Parent agrees to indemnify and hold harmless the Lender and each of its assignees, its affiliates and its directors, officers, employees and agents (each an "Indemnified Party") from and against any and all losses, claims, damages, liabilities or other expenses to which such Indemnified Party becomes subject, insofar as such losses, claims, damages, liabilities (or actions or other proceedings commenced or threatened in respect thereof) or other expenses arise out of or in any way relate to or result from, this letter, or in any way arise from any use or intended use of this letter, and the Parent agrees to reimburse each Indemnified Party for any legal or other expenses incurred in connection with investigating, defending or participating in any such loss, claim, damage, liability or action or other proceeding (whether or not such Indemnified Party is a party to any action or proceeding out of which indemnified expenses arise), but excluding therefrom the fees of the Lender's in-house counsel and other in-house advisors and all expenses, losses, claims, damages and liabilities which are finally determined in a non-appealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Indemnified Party; PROVIDED, HOWEVER, that in the event that the Financing Facility does not close, the Companies' liability to the Lender in connection herewith shall be limited to the payment of the Commitment Fee (as defined below) and of the Lender's expenses as set forth below. In the event of any litigation or dispute involving this commitment letter, the Lender shall not be responsible or liable to any Company or any other person for any special, indirect, consequential, incidental or punitive damages. In addition, the Parent agrees to reimburse the Lender, in accordance with the terms set forth below with respect to the Deposit (as defined below), for all reasonable fees and expenses (the "Expenses") incurred by or on behalf of the Lender in connection with the negotiation, preparation, execution and delivery of this commitment letter, the Term Sheet and any and all definitive documentation relating hereto and thereto, including, but not limited to, the reasonable fees and expenses of counsel to the Lender and the fees and expenses incurred by the Lender in connection with any due diligence, collateral reviews and field examinations. The obligations of the Parent under this paragraph shall remain effective whether or not definitive documentation is executed and notwithstanding any termination of this commitment letter.

On the date on which the Bankruptcy Court enters the Commitment Order (as defined below), the Parent shall pay to the Lender in immediately available funds $50,000, and shall pay to the Lender in immediately available funds an additional $50,000 thirty (30) days after the entry of the Commitment Order, which together represent a deposit (the "Deposit") to fund out-of-pocket expenses incurred by the Lender. The unused portion of the Deposit to the extent actually paid to the Lender will be returned to the Parent or applied to the payment of the Commitment Fee. In addition, a non-refundable commitment fee (the "Commitment Fee") in an amount equal to three percent (3%) of the amount of the Financing Facility, shall be earned in full on the date on which the Parent accepts this commitment letter and such Commitment Fee is approved by the Bankruptcy Court, shall constitute an allowed administrative expense in the Case under section 503(b) of the Bankruptcy Code and shall be payable on the earlier of (i) the Closing Date and (ii) the date of substantial consummation (as defined in section 1101(2) of the Bankruptcy Code) of a plan of reorganization in the Case.

The Lender's  commitment  to  provide  the Financing Facility is subject to
(i) the negotiation, execution and delivery of definitive loan documentation in form and substance reasonably satisfactory to Lender and its counsel, (ii) the satisfaction of the Lender that since the date hereof there has not occurred or become known to the Lender any material adverse change with respect to the condition, financial or otherwise, business, operations, assets, liabilities or prospects of the Parent and the Companies, taken as a whole, other than the events resulting in the filing of the Case, as determined by the Lender in its sole discretion (a "Material Adverse Change"), (iii) such other conditions as are customary in transactions similar to the Financing Facility and are not inconsistent with the terms hereof and the Term Sheet and (iv) the entry of the Final Order. If at any time the Lender shall determine (in its sole and absolute discretion) that either (A) the Companies are unable to fulfill any condition set forth in this commitment letter or in the Term Sheet or
(B) any Material Adverse Change has occurred, the Lender may terminate this letter by giving five days' prior written notice thereof to the Parent (subject to the obligation of the Parent to pay all fees, costs, expenses and other payment obligations expressly assumed by the Parent hereunder, which shall survive the termination of this letter).

The Parent represents and warrants that (i) subject to clause (ii) below, all written information and other materials concerning the Parent and the Companies (collectively, the "Information") which has been, or is hereafter, made available by, or on behalf of the Parent or any Company is, or when delivered will be, when considered as a whole, complete and correct in all material respects and does not, or will not when delivered, contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statement has been made and
(ii) to the extent that any such Information contains projections, such projections were prepared in good faith on the basis of (A) assumptions, methods and tests stated therein which are believed by the Parent and the Companies to be reasonable and (B) information believed by the Parent and the Companies to have been accurate based upon the information available to the Parent or the Companies at the time such projections were furnished to the Lender.

This commitment letter is delivered to the Parent upon the condition that, prior to the filing of this commitment letter with the Bankruptcy Court, neither the existence of this commitment letter or the Term Sheet, nor any of their contents, shall be disclosed by the Parent or any Company, except as may be compelled to be disclosed in a judicial or administrative proceeding or as otherwise required by law (including as may be required by the Bankruptcy Court) or, on a confidential and "need to know" basis, to the directors, officers, employees, advisors and agents of the Parent. The Parent agrees that (other than disclosure required by the Bankruptcy Court or otherwise by law) it will (i) consult with the Lender prior to the making of any filing in which reference is made to the Lender or the commitment contained herein, and (ii) obtain the prior approval (which approval shall not be unreasonably withheld) of the Lender before releasing any public announcement in which reference is made to the Lender or to the commitment contained herein. The Parent acknowledges that the Lender and its affiliates may now or hereafter provide financing or obtain other interests in other companies in respect of which the Parent or its affiliates may be business competitors, and that the Lender and its affiliates will have no obligation to provide to the Parent or any of its affiliates any confidential information obtained from such other companies. The Lender has previously delivered to Parent an executed Confidentiality Agreement in form and substance satisfactory to the Companies.

The offer made by the Lender in this commitment letter shall expire, unless otherwise agreed by the Lender in writing, at 5:00 p.m. (New York City time) on May 30, 1999, unless prior thereto (A) the Bankruptcy Court has entered an order, in form and substance satisfactory to the Lender, authorizing and directing the Parent to execute this Commitment Letter and to be bound by the terms hereof (the "Commitment Order") and (B) the Lender has received (i) a copy of this commitment letter, signed by the Parent accepting the terms and conditions of this commitment letter and the Term Sheet and (ii) $50,000 of the Deposit, in immediately available funds. The commitment by the Lender to provide the Financing Facility shall expire at 5:00 p.m. (New York City time) on June 30, 1999, unless on or prior to such date, definitive loan documentation shall have been agreed to in writing by all parties, and all conditions thereunder shall have been satisfied or waived by the Lender.

Should the terms and conditions of the offer contained herein meet with your approval, please indicate your acceptance by signing and returning a copy of this letter to the Lender.

This commitment letter, including the attached Term Sheet (i) supersedes all prior discussions, agreements, commitments, arrangements, negotiations or understandings, whether oral or written, of the parties with respect thereto, (ii) shall be governed by the law of the State of New York, without giving effect to the conflict of laws provisions thereof,
(iii) shall be binding upon the parties and their respective successors and assigns, (iv) may not be relied upon or enforced by any other person or entity, and (v) may be signed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. If this commitment letter becomes the subject of a dispute, each of the parties hereto hereby waives trial by jury. This commitment letter may be amended, modified or waived only in a writing signed by the parties hereto.


                                        Very truly yours,

                                        CERBERUS CAPITAL MANAGEMENT, L.P.


                                        By: /S/ STEPHEN FEINBERG
                                            --------------------
                                        Name: STEPHEN FEINBERG
                                        Title: Authorized signatory


Agreed and accepted on this
_______  day of May, 1999:

WIRELESS ONE, INC., debtor and
debtor-in-possession

By:
Name:
Title:



                                 EXHIBIT A

                            WIRELESS ONE, INC.

      OUTLINE OF PROPOSED TERMS AND CONDITIONS FOR FINANCING FACILITY


This Outline of Proposed Terms and Conditions is part of the commitment letter, dated May 17, 1999 (the "Commitment Letter"), addressed to Wireless One, Inc., a debtor-in-possession under Chapter 11 of the Bankruptcy Code (the "Parent"), by Cerberus Capital Management, L.P. and is subject to the terms and conditions of the Commitment Letter. Capitalized terms used herein shall have the meanings set forth in the Commitment Letter unless otherwise defined herein.

BORROWERS:                            The Parent and each direct and indirect subsidiary of the
                                      Parent (collectively, the "Borrowers").

LENDER:                               Cerberus Capital Management, L.P. or an affiliate thereof, to be designated at closing.

FINANCING FACILITY:                   A term loan of $36,050,000, all of which shall be borrowed, and the proceeds of which shall be paid to the Parent, in a single borrowing on the Closing Date (as defined below).

TERM:                                 The Financing Facility is to be repaid in full at the
                                      earlier of (i) the date which is two years following the
                                      Closing Date and (ii) the substantial consummation (as
                                      defined in 11 U.S.C. <section> 1101(2)) of a plan of reorganization
                                      (a "Plan") in the Case which has not been approved by the
                                      Lender as set forth below (such earlier date, the "Maturity
                                      Date").  Any confirmation order entered in the Case shall
                                      not discharge or otherwise affect in any way any of the
                                      joint and several obligations of the Borrowers to the
                                      Lender or any other term, provision or condition of the
                                      Financing Facility, other than after the payment in full
                                      and in cash to the Lender of all obligations under the
                                      Financing Facility and the delivery of the Warrants (as
                                      defined below) in accordance with the terms hereof, on or
                                      before the effective date of the Plan.

                                      The Lender shall have the right to approve, or withhold
                                      approval of, the Plan in its sole and absolute discretion;
                                      PROVIDED, HOWEVER, that, subject to the delivery of the
                                      Warrants, the Lender shall have no approval rights with
                                      respect to the allocation of the equity of the reorganized
                                      Parent; PROVIDED, FURTHER, that, subject to the negotiation of financial covenants reasonably acceptable to the Lender with respect to periods after substantial consummation of
                                      the Plan, the Lender approves the Plan most recently
                                      submitted to the Bankruptcy Court.

MANDATORY AND OPTIONAL PREPAYMENT:    Proceeds from the sale or other disposition of any assets
                                      of the Borrowers outside the ordinary course of business,
                                      in excess of $6,000,000 in the aggregate, shall be paid to the Lender to reduce the amounts outstanding under the
                                      Financing Facility.  Borrowers shall be permitted to prepay the Financing Facility in whole or in part at any time
                                      without penalty or premium other than the Facility Fee (as defined below).  Notwithstanding any such prepayment, the
                                      Borrowers shall remain obligated to distribute to the
                                      Lender the Warrants (as defined below) and the Liquidation
                                      Distribution (as defined below)

CLOSING DATE:                         The first date (the "Closing Date") on which all definitive loan documentation satisfactory to the Lender (the "Loan
                                      Documents") is executed by the Borrowers and the Lender,
                                      and all conditions precedent set forth therein, including
                                      entry by the Bankruptcy Court of the Final Order in form
                                      and substance satisfactory to the Lender, shall have been
                                      satisfied or waived by the Lender, which date shall not be later than June 30, 1999.

                                      The Lender will provide drafts of loan documentation on or prior to May 20, 1999.  The parties agree to diligently
                                      negotiate the loan documentation.  The Company agrees to
                                      promptly seek Bankruptcy Court approval of the loan
                                      documentation and work diligently toward the entry of the
                                      Final Order.

COLLATERAL:                           Prior to the substantial consummation of the Plan, all
                                      obligations of Parent to the Lender shall be:  (X) entitled to super-priority administrative expense claim status
                                      pursuant to 11 U.S.C. <section> 364(c)(1) in the Case, subject only to (i) the payment of allowed professional fees and
                                      disbursements incurred by the Parent and any official
                                      committees appointed in the Case, in an aggregate amount
                                      not in excess of $2,000,000 at any time outstanding,
                                      provided that, only professional fees and disbursements
                                      actually made after the occurrence and during the
                                      continuance of an Event of Default shall reduce such amount described in this clause (i) on a dollar-for-dollar basis
                                      and (ii) the payment of fees pursuant to 28 U.S.C. <section> 1930
                                      (collectively, the "Carve-Out Expenses") PROVIDED, HOWEVER that the Carve-out Expenses shall not include professional fees and disbursements incurred in connection with any
                                      claims or causes of action against the Lender challenging
                                      the Lender's rights under the Financing Facility or
                                      asserting any claims against the Lender related thereto,
                                      and (Y) secured pursuant to 11 U.S.C. <section> 364(c)(2) and
                                      (c)(3) by a security interest in and lien on all now owned or hereafter acquired assets and property of the estate (as defined in the Bankruptcy Code), real and personal, of the
                                      Parent, including all of the stock of each domestic
                                      subsidiary of the Parent.  The security interests in and
                                      liens on all unencumbered assets and property of the estate of the Parent shall be first priority, not subject to
                                      subordination (unless agreed to by the Lender).  The Lender will have a lien on the Parent's FCC licenses to the extent permitted by law.

                                      All obligations of the Borrowers (including the reorganized
                                      Parent) to the Lender shall be secured by a perfected first priority (unless agreed to by the Lender) security interest in and lien on all now owned or hereafter acquired property and assets of the Borrowers, real and personal, tangible
                                      and intangible, including, without limitation, all
                                      receivables, contract rights, inventory, machinery,
                                      equipment, furniture, fixtures, leaseholds, real estate,
                                      general intangibles (including patents, trademarks,
                                      licenses and other intellectual property and tax refunds), the stock of each of the Borrowers' direct and indirect
                                      domestic subsidiaries, and all books and records related
                                      thereto and all proceeds thereof.  The Lender will have a
                                      lien on the Borrowers' FCC licenses to the extent permitted by law.

                                      No liens will be released until all amounts due under the
                                      Financing Facility have been paid in full in cash, except
                                      for (i) the sale or other disposition of obsolete or other assets in the ordinary course of business and (ii) the sale of assets not in the ordinary course of business of up to
                                      $6,000,000 in aggregate proceeds.

INTEREST:                             The Financing Facility shall bear interest at a rate per
                                      annum equal to thirteen percent (13%), payable quarterly in arrears.  All calculations shall be based upon a 360 day
                                      year for the actual number of days elapsed.

FEES:                                 Commitment Fee: Three percent (3%) of the amount of the
                                      Financing Facility actually funded on the Closing Date, earned in full (subject to the proviso below) on the date on which the
                                      Parent accepts the Commitment Letter and such Commitment Fee is approved by the Bankruptcy Court, and payable on the earlier of
                                      (i) the Closing Date and (ii) the date of substantial consummation of a plan of reorganization in the Case.

                                      Facility Fee: Three percent (3%) of the amount of the Financing
                                      Facility actually funded on the Closing Date, earned in full on the Closing Date and payable on the Maturity Date or, if earlier, the date on which the Borrowers repay the Financing Facility in full.

EXPENSE DEPOSIT:                      $50,000, payable in full upon execution and delivery of the
                                      Commitment Letter and approval by the Bankruptcy Court, and an additional $50,000 payable 30 days thereafter.  The
                                      unused portion of the Expense Deposit shall be applied to
                                      the Facility Fee or, if the Closing Date does not occur,
                                      returned to the Parent.

USE OF PROCEEDS:                      To repay existing indebtedness of the Borrowers and to fund working capital in the ordinary course of business of the
                                      Borrowers (including capital contributions to Wireless One of North Carolina, in amounts consistent with past
                                      practice).

CONDITIONS                            The obligation of Lender to extend credit or to make any
PRECEDENT:                            advances under the Financing Facility will be subject to
                                      customary conditions precedent including, without limitation, the following:

                                      (a) Lender's completion of its due diligence (including,
                                      without limitation, the review of the work product of Zolfo
                                      Cooper with respect to the validity of the Borrowers'
                                      representations and warranties), with results satisfactory to the Lender.

                                      (b) Execution and delivery of appropriate legal documentation in form and substance satisfactory to Lender, and the satisfaction of the conditions precedent contained therein.

                                      (c) Termination of existing financing facility including release of all liens and security interests.

                                      (d) No material adverse change in the financial condition, business, prospects, profitability, assets or operations of the Borrowers.

                                      (e) Entry of the Final Order by the Bankruptcy Court, satisfactory in form and substance to the Lender, no later than June 30, 1999, which
                                      Final Order shall approve the transactions contemplated herein, grant the superpriority administrative expense claim status and liens referred to above and which Final Order shall not have been reversed, modified, amended or stayed.

                                      (f) The delivery of financial projections prepared by the Borrowers (the
                                      "Projections") and reviewed by Zolfo Cooper, in form and substance satisfactory to the Lender.

                                      (g) The Lender shall have been granted a perfected lien on all Collateral and shall have received UCC, tax and judgment lien searches evidencing the absence of any liens on the Collateral, except existing and other liens reasonably acceptable to the Lender.

                                      (h) Opinions from the Borrowers' counsel as to such matters as the Lender and its counsel may reasonably request.

                                      (i) The Lender's satisfaction with all ERISA, environmental tax and labor matters.

                                      (j) The Borrowers shall have obtained all required approvals, governmental and otherwise.

                                      (k) The Lender shall have completed reference checks on the Borrowers' senior management, the results of which shall be satisfactory to the Lender.

                                      (l) The Borrower shall have insurance, satisfactory to the Lender, such insurance with respect to the Collateral to name the Lender as loss payee.

                                      (m) Such other conditions as may be required by the Lender in its reasonable discretion and which are customary in transactions of this nature.

WARRANTS; LIQUIDATION DISTRIBUTION:   If, pursuant to a Plan, the Parent survives consummation of the Plan in any form (i.e., the Plan does not contemplate
                                      the complete liquidation of all of the Parent's assets and the distribution of all proceeds of such liquidation to
                                      creditors), the Lender will receive warrants (the "Warrants"), exercisable at a nominal purchase price (i.e., penny warrants), to purchase up to 2.5% of the equity of the reorganized Parent
                                      (or such other company or companies as may issue equity pursuant to the Plan).  The Warrants will be immediately detachable, and the Lender will receive anti-dilution protection and registration rights, in each case reasonably satisfactory to the Lender.

                                      If a Plan provides for the complete liquidation of the
                                      assets of the Parent and the distribution of any portion of the proceeds of such liquidation to the holders of the
                                      equity of the Parent, the Lender shall receive a
                                      distribution (the "Liquidation Distribution") equal to 2.5%
                                      of all amounts otherwise distributed to such holders.

REPRESENTATIONS                       Usual representations and warranties in a debtor-in-
AND WARRANTIES:                       possession financing, including, but not limited to, corporate existence and good standing, authority to enter into loan
                                      documentation, occurrence of the Closing Date, validity of the
                                      Final Order, governmental approvals, financial statements, litigation, compliance with environmental, pension and other laws, taxes, insurance, absence of material adverse change, absence of default or unmatured default and priority of the Lender's liens.

COVENANTS:                            Usual covenants, including, but not limited to, provision of financial statements, notices of litigation, defaults and unmatured defaults and other information (including pleadings, motions, applications and other documents filed with the Bankruptcy Court or distributed to any official committee approved in the Case), compliance with laws, inspection of properties, books and records, maintenance of insurance, Year 2000 compliance, limitations with respect to liens and encumbrances, dividends and retirement of capital stock, guarantees, sale and lease back transactions, consolidations and mergers, investments, capital expenditures, loans and advances, indebtedness, compliance with pension, environmental and other laws, operating leases, transactions with affiliates and prepayment of other indebtedness, in each case subject to exceptions acceptable to the Lender.

                                      Financial covenants to include minimum gross revenue and
                                      EBITDA, based upon the Projections, tested both quarterly
                                      and cumulatively.

EVENTS OF DEFAULT:                    Usual events of default, including, but not limited to,
                                      payment, cross-default, violation of covenants, breach of
                                      representations or warranties, judgment, ERISA,
                                      environmental and change of control.

                                      In addition, an Event of Default shall occur if:  (i) (A)
                                      the Case shall be dismissed or converted to a chapter 7
                                      case; a chapter 11 trustee or an examiner with enlarged
                                      powers shall be appointed; any other superpriority
                                      administrative expense claim which is senior to or PARI
                                      PASSU with the Lender's claims, shall be granted; the Final
                                      Order shall be stayed, amended, modified, reversed or
                                      vacated; a Plan shall be confirmed in the Case which does
                                      not provide for payment in full in cash of the Borrowers'
                                      obligations thereunder on the Maturity Date, and the
                                      survival of all terms, provisions and conditions set forth in the definitive documentation for the Financing Facility;
                                      or an order shall be entered which dismisses the Case and
                                      which order does not provide for termination of the
                                      Financing Facility and payment in full in cash of all
                                      obligations thereunder or (B) the Borrowers shall take any action, including the filing of an application, in support of any of the foregoing or any person other than the
                                      Borrowers shall do so and such application is not contested in good faith by Borrowers and the relief requested is
                                      granted in an order that is not stayed pending appeal; or

                                      (ii)   the Bankruptcy Court shall enter an order granting
                                      relief from the automatic stay to the holder of any
                                      security interest in any asset of the Borrowers having a
                                      book value in an amount equal to or exceeding $100,000 in
                                      the aggregate.

                                      Materiality for purposes of the Financing Facility will
                                      generally be considered as $100,000 with respect to any one incident or transaction or $1,000,000 in a series of
                                      related incidents or transactions.

GOVERNING LAW:                        All documentation in connection with the Financing Facility shall be governed by the laws of the State of New York
                                      applicable to agreements made and performed in such State
                                      except as governed by the Bankruptcy Code.

OUT-OF-POCKET                         All fees, including reasonable legal fees, and all
EXPENSES:                             reasonable out-of-pocket expenses associated with the
                                      transaction are to be paid by the Borrowers (other than the fees of Lender's in-house counsel and other in-house
                                      advisors).
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